EXHIBIT 23


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         We consent to the incorporation by reference in Registration Statement No. 333-91196 and No. 333-105231 on Form S-8 of Pacific State Bancorp of our report, dated March 17, 2006 relating to our audit of the consolidated financial statements, appearing in this Annual Report on Form 10-K of Pacific State Bancorp for the year ended December 31, 2005.


                                               /s/ Perry-Smith LLP



Sacramento, California
March 30, 2006